Exhibit 4.1

Exhibit 4.1
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 03753U 10 6
THIS CERTIFIES THAT BY
AMERICAN COUNTERSIGNED
SPECIMEN New(Brooklyn, STOCK AND
is the owner of York)
TRANSFER
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.0001 PAR VALUE, OF
TRUST& REGISTERED:
APELLIS PHARMACEUTICALS INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly COMPANY endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. AUTHORIZED AND
TRANSFER
IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. SIGNATURE REGISTRAR AGENT
Dated:
EXECUTIVE OFFICER CHIEF SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
UTMA – ____________ Custodian ____________
TEN COM – as tenants in common (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors
JT•TEN – as joint tenants with right of survivorship Act ________________________________ and not as tenants in common (State) Additional abbreviations may also be used though not in the above list.
For value received __________________ hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.